Exhibit 10.4

Sales Order

Aster Graphics Company Ltd
Unit 30, 1/F., Tower B, Cambridge Plaza, 188 San Wan Road,	DATE:	2020-09-14
Sheung Shui, New Territories, Hong Kong
	Customer PO#:	&NPT#224
	Aster SO NO.:	SO200914020

BUYER:	NEW PRINTER - ATACADISTA E DISTRIBUIDORA EIRELI	SHIP TO:	NEW PRINTER - ATACADISTA E DISTRIBUIDORA EIRELI

ADD:RUA LUCILA,83 - VILA BARUEL 02522-090 - SAO PAULO/SP BRAZIL	ADD:RUA LUCILA,83 - VILA BARUEL 02522-090 - SAO PAULO/SP BRAZIL

The Following Items, Terms and Conditions Are Agreed Between Buyer and Seller:

PO#	Customer item #	Description	Qty	Price（$）	Amount ($)
NPT#224	CE310/350	AC-HF350KU	0	$3.00	$0.00
NPT#224	CE311/351	AC-HF351CU	0	$3.00	$0.00
NPT#224	CE312/352	AC-HF352YU	0	$3.00	$0.00
NPT#224	CE313/353	AC-HF353MU	0	$3.00	$0.00
DISCOUNT:					$0.00
COMMERCIAL:
Traiff					$0.00
SHIPPING CHARGE					$0.00
Total:			0		$0.00

Conditions:
Quality:	Delivery Terms:FOB Ningbo/FOB Shanghai
Delivery Date:	Delivery Port:
Payment Terms:90 days after B/L date	Shipment:40’HQ
Suggested date for receipt of payment or L/C:

Signature (Buyer):	Signature (Supplier):